SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 11, 2005

CONSUMER PORTFOLIO SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

CALIFORNIA	001-14116	33-0459135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16355 Laguna Canyon Road, Irvine, CA 92618
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (949) 753-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

The registrant, Consumer Portfolio Services, Inc. ("CPS") is today making available two presentations. Copies thereof are attached hereto as exhibits. CPS is not undertaking to update these materials. This report should not be deemed an admission as to the materiality of any information contained in these materials.

The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Neither financial statements nor pro forma financial information are filed with this report.

Two exhibits are filed herewith:

Exhibit Number	Description

99.1	Company Summary
99.2	Historical Timeline of Significant Events

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CONSUMER PORTFOLIO SERVICES, INC.

Dated: October 11, 2005	By: /s/ Charles E. Bradley, Jr.
Charles E. Bradley, Jr. President and chief executive officer Signing on behalf of the registrant and as principal executive officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Company Summary
99.2	Historical Timeline of Significant Events